EXHIBIT 10-K-2
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                                    HARTMARX

                      RETIREMENT INCOME SECURITY PLAN TRUST

                            EFFECTIVE JANUARY 1, 2006






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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 1   Name, Deposit and Definitions......................................1
     1.2      Initial Deposit..................................................1
     1.3      Plan Definitions; Amendments to the Plan.........................1

ARTICLE 2   General Administration.............................................2
     2.1      Committee Communications.........................................2
     2.2      Contributions....................................................3
     2.3      Trust Fund.......................................................3
     2.4      Establishment of Accounts........................................3
     2.5      Treatment of Trust Interest & Earnings...........................3

ARTICLE 3   Powers and Duties of Trustee.......................................4
     3.1      Investments......................................................4
     3.2      Determination of a PBGC Event....................................5
     3.3      Entitlement; PBGC Event Benefit; Distributions...................5
     3.4      Rights of Participants or Beneficiaries Not Diminished...........7
     3.5      Costs of Administration..........................................7
     3.6      Trustee Compensation and Expenses................................7
     3.7      Professional Advice..............................................8
     3.8      Freedom from Outside Interference: Defense of Action.............8
     3.9      Indemnifications.................................................9

ARTICLE 4   Trustee's Accounts................................................11
     4.1      Records.........................................................11
     4.2      Annual Accounting, Final Accounting.............................11
     4.3      Valuation.......................................................12
     4.4      Delegation of Duties............................................12

ARTICLE 5   Resignation or Removal of Trustee.................................13
     5.1      Procedure.......................................................13
     5.2      Successor Trustee...............................................13
     5.3      Settlement of Accounts..........................................13

ARTICLE 6   Revocation, Creditor Claims, Amendment and Termination............14
     6.1      Irrevocability: Creditor Claims.................................14
     6.2      Amendment.......................................................14
     6.3      Termination.....................................................14

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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 7   Controversies, Legal Actions and Counsel..........................16
     7.1      Controversy.....................................................16
     7.2      Joinder of Parties..............................................16
     7.3      Employment of Counsel...........................................16

ARTICLE 8   Claims Procedures.................................................17
     8.1      Presentation of Claim...........................................17
     8.2      Notification of Decision........................................17
     8.3      Review of a Denied Claim........................................18
     8.4      Decision on Review..............................................18
     8.5      Legal Action....................................................18
     8.6      Delegation......................................................18
     8.7      Committee Action................................................19

ARTICLE 9   Miscellaneous.....................................................20
     9.1      Taxes...........................................................20
     9.2      Third Persons...................................................20
     9.3      Nonassignability; Nonalienation.................................20
     9.4      The Plan........................................................20
     9.5      Applicable Law..................................................21
     9.6      Notices and Representations.....................................21
     9.7      Successors and Assigns..........................................21
     9.8      Gender and Number...............................................21
     9.9      Headings........................................................21
     9.10     Counterparts....................................................22

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                                    HARTMARX
                      RETIREMENT INCOME SECURITY PLAN TRUST

              THIS TRUST AGREEMENT (the "Trust Agreement") is made and entered into as of January 1, 2006, between Hartmarx Corporation, a Delaware company (the "Company"), as trustor, and The PrivateBank, as trustee (the "Trustee"), to evidence a trust to be established pursuant to the Hartmarx Retirement Income Security Plan, effective January 1, 2006 (the "Plan"), which was established by the Company to protect the retirement income of a select group of management and highly compensated employees who contribute materially to the continued growth, development and business success of the Company and the subsidiaries of the Company that participate in the Plan, and who participate in the Hartmarx Retirement Income Plan (the "RIP Plan") (hereinafter referred to as Plan "Participants") and their Surviving Spouses (as defined in subsection 2.23 of the Plan), in the event that RIP Plan benefits become subject to Pension Benefit Guaranty Corporation ("PBGC") limitations.

                                    ARTICLE 1
                          Name, Deposit and Definitions

1.1      Name; Trust Fund

              The name of the Trust created by this Trust Agreement (the "Trust") shall be the Hartmarx Retirement Income Security Plan Trust and the assets held by the Trustee pursuant to this Agreement shall be referred to as the "Trust Fund."

1.2      Initial Deposit

              In the establishment of the Trust, the Company has paid/will pay to the Trustee a deposit of $10,000.00. The Trustee agrees to hold and administer the assets of the Plan that are delivered to it in accordance with this Trust Agreement.

1.3      Plan Definitions; Amendments to the Plan

              Except as otherwise provided herein, capitalized terms in this Trust Agreement shall have the same meaning as under the Plan. Notwithstanding anything to the contrary herein, the Trustee shall not be subject to any Plan amendment until a copy of such amendment has been delivered to the Trustee.

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                                    ARTICLE 2
                             General Administration

2.1      Committee Communications

              The Plan Administrator is the Committee defined in subsection 2.9 of the Plan.

              (a) The Committee shall be identified to the Trustee by copies of the resolutions of the Compensation and Stock Option Committee of the Board which provide for the appointment of the Committee. Persons authorized to act on behalf of the Committee shall be identified to the Trustee by written notice from the Committee, and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely on such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee.

              (b) Representations by the Committee, or the delegate of it, to the Trustee shall be in writing and signed by the Committee or persons authorized by the Committee, or may be made by such other method as is acceptable to the Trustee.

              (c) The Trustee may, but is not required to, conclusively rely upon factual representations by the Committee in taking any action with respect to this Trust Agreement, including, where applicable, the making of payments from the Trust Fund and the investment of the Trust Fund pursuant to this Trust Agreement. The Trustee shall have no liability for actions taken, or for failure to act, based upon such written factual representations by the Committee. The Trustee shall have no liability for failure to act in the absence of proper written representations.

              (d) The Trustee may request written representations from the Committee and shall have no liability for failure to act if such representations are not forthcoming from the Committee. If requested representations are not received within a reasonable time, the Trustee may act on its own discretion to carry out the provisions of this Trust Agreement, but shall have no legal liability for failure to do so.

              (e) The Trustee may conclusively rely upon copies of the written Plan and the Plan Agreements executed by Participants that are provided to it by

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                      the Company as to the terms thereof. The Trustee shall
                      have no liability for actions taken or not taken in accordance with the terms of the Plan or any Plan Agreements so provided to it. The Trustee shall be under no duty to inquire whether the Plan or any Plan Agreement has been amended or terminated.

2.2      Contributions

              The Employers shall make contributions to or on behalf of the Trust in accordance with the Plan. Such contributions may be in cash or other assets. The Trustee shall have no duty to collect or enforce payment to it of any contributions or to require that any contributions be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of the Plan.

2.3      Trust Fund

              The contributions received by the Trustee from the Employers shall be held and administered pursuant to the terms of this Trust Agreement.

2.4      Establishment of Accounts

              The Third-Party Administrator has the duty under the Plan to establish and maintain certain accounts to facilitate the administration of the Plan and the Trust. The Third-Party Administrator also has the duty to provide to the Trustee upon request such information on the accounts it maintains under the Plan to enable the Trustee to exercise its duties under the Trust.

2.5      Treatment of Trust Interest & Earnings

              Any gain or loss from the sale, exchange or other disposition of an asset held in an account shall be allocated to accounting income (in accordance with Code Section 643(b)) and shall be includable in distributable net income in accordance with Code Section 643 and the Treasury Regulations promulgated thereunder. All taxes payable on interest and earnings accruing on the Trust Fund balance shall be paid from assets in the trust. Balances in Participants' Accounts attributable to earnings and interest will be reduced in proportion to the amount of tax paid.

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                                    ARTICLE 3
                          Powers and Duties of Trustee

3.1      Investments

              (a) Authorization Prior to PBGC Event. Except as provided in subsection (b) below, prior to the occurrence of a PBGC Event (as defined in subsection 2.19 of the Plan), the Committee shall provide the Trustee with all investment authorizations in accordance with the terms of this Trust Agreement. The Trustee

                      (i) shall neither affect nor change investments of the Trust Fund, or any Participant Account, except as authorized in writing by the Committee, and

                      (ii) pursuant to written authorizations from the Committee, the Trustee shall invest the Trust Fund in those assets described in Section 3.1(b) hereof and may further deposit cash on hand from time to time in any interest bearing account, bank savings account, certificate of deposit, or other instrument creating a deposit liability for a bank, including the Trustee's own banking department if the Trustee is a bank, without such prior authorization.

              (b) In the Event of a PBGC Event. In the event of a PBGC Event, the authority of the Committee to authorize investments of the Trust Fund shall cease and the Trustee shall have complete authority to direct investments of the Trust Fund in accordance with this Trust Agreement, for the benefit of Participants and Surviving Spouses under the Plan. The Trustee shall have full power and authority to invest and reinvest the Trust Fund in any investment permitted by law, including, without limitation, time certificates of deposit, commercial paper and other evidences of indebtedness, (including those issued by the Trustee or any of its affiliates), savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate in a bank, including the commercial department of the Trustee, if such bank is supervised by the United States or any state and one or more investment funds registered under the Investment Company Act of 1940 (excluding companies with respect to which the Trustee or an affiliate is the investment adviser or provides other services).

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3.2      Determination of a PBGC Event

              The chief executive officer, chief financial officer, or general counsel of the Company ("Authorized Officer") shall notify the Trustee in writing when a PBGC Event has occurred. The Trustee has no duty to inquire whether a PBGC Event has occurred and may rely on notification by the Authorized Officer of the occurrence of a PBGC Event.

3.3      Entitlement; PBGC Event Benefit; Distributions

              (a) The establishment of the Trust and the payment or delivery to the Trustee of money or other property shall not grant to any Participant or Surviving Spouse title to any assets of the Trust. Rather, such money or property are assets of the Trust and are subject to this Trust Agreement.

              (b) The Trustee shall, from time to time in accordance with the terms of the Plan, make distributions from the Trust Fund to or for the benefit of such persons, in such manner, in such amounts and for such purposes as is in accordance with the terms of this Trust Agreement and the Plan. In making such distributions, the Trustee may conclusively rely on the records of the Committee and/or the Third- Party Administrator. The Trustee shall liquidate assets held in the Trust Fund to the extent necessary to make such distributions.

              (c) Periodically, no less frequently than annually, the Company shall provide to the Trustee written information concerning all Participants (or Surviving Spouses) who may become entitled to benefits under the terms of the Plan, including the total dollar amount of benefits payable should a PBGC Event occur. The Company, the Committee, and the Third-Party Administrator shall have a continuing obligation to cooperate with the Trustee in any reasonable manner requested, in order to fulfill the Trustee's responsibilities pursuant to this Section. In determining any benefits, the Trustee shall be entitled to engage the services of counsel, consultants or other service providers, who may also provide service for, or on behalf of, the Company with respect to the Plan, and shall be entitled to rely on conclusions drawn from such service providers.

              (d) The Company and the Committee shall further advise the Trustee in writing in the event that a PBGC Event Benefit is due to a Participant.

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              (e)     Prior to a PBGC Event, the Trustee may, but is not
                      required to, conclusively rely upon certified factual representations certified by the Committee or the Third-Party Administrator and on the periodic written information so provided to it by or on behalf of the Company. In making such written representations, the Committee and the Third- Party Administrator shall follow the provisions of the Plan and shall not have the right or power to take any action or make any representation that could result in any distribution being made, either during the existence or upon discontinuance of the Plan, which would cause any part of the Trust Fund to be used for or diverted to purposes other than as provided in the Plan and this Trust Agreement. Prior to a PBGC Event, the Trustee shall have no duty to inquire whether the information and representations of the Committee, the Third-Party Administrator or their delegates conform to the provisions of the Plan. Notwithstanding the foregoing, following a PBGC Event, if any Participant or Surviving Spouse notifies the Trustee that he or she challenges the accuracy of the information given or representations made to Trustee by the Committee, the Company, the Third-Party Administrator or other third parties retained by the Company, the Trustee (i) shall have a duty to satisfy itself as to the accuracy of such information and representations, (ii) may engage the services of counsel, consultants or other service providers in such investigation and (iii) may reject such information and representations in the event the Trustee determines the same to be incorrect or unauthorized.

              (f) Distributions of the PBGC Event Benefit shall be made directly to the Participants (or their Surviving Spouses).

              (g) If the Trust Fund is not sufficient to make one or more payments to a Participant or a Surviving Spouse according to the terms and conditions of the Plan, the Employers shall be liable for making any remaining payment due under the Plan. Notwithstanding anything in this Trust Agreement to the contrary, the Employers shall remain primarily liable under the Plan to pay benefits. However, the Employers' liability under the Plan shall be reduced or offset to the extent the Trust makes payments. The Trustee shall have no responsibility to determine whether the Trust Fund is sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the Trust Fund.

              (h) Prior to a PBGC Event, the Company agrees, on a periodic basis no less frequently than annually, to provide the Trustee with the names and last known mailing address of all Participants (and their Surviving

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                      Spouses) who are (or may become) entitled to receipt of
                      benefits from the Plan. In the event the Trustee makes such direct payment of benefits to such Participants (or their Surviving Spouses), the Trustee shall be entitled to rely upon such information provided to it by the Company in making distribution of benefits, unless it has actual knowledge that such information is incorrect, or outdated. In such event, the Trustee shall be obligated only to take those steps, it, in its discretion, deems reasonable to properly make distributions of benefits when due.

3.4      Rights of Participants or Beneficiaries Not Diminished

              Nothing in this Trust Agreement shall in any way diminish any rights of the Participants or Surviving Spouses to pursue any claims they may otherwise have against their Employers.

3.5      Costs of Administration

              The Trustee is authorized to incur reasonable obligations in connection with the administration of the Trust, including attorneys' fees, administrative fees and appraisal fees. Such obligations shall be paid by the Employers. The Trustee is authorized to pay such amounts from the Trust Fund if the Employers fail to pay them within 30 days of presentation of a statement of the amounts due.

3.6      Trustee Compensation and Expenses

              The Trustee shall be entitled to reasonable compensation for its services as from time to time agreed upon between the Trustee and the Company. If the Trustee and the Company fail to agree upon a compensation, or in any event following a PBGC Event, the Trustee shall be entitled to compensation at a rate equal to the rate charged by the Trustee for similar services rendered by it during the current fiscal year for other trusts similar to this Trust. The Trustee shall be entitled to reimbursement for reasonable expenses incurred by it in the performance of its duties as the Trustee, including expenses pursuant to Section 3.7. Prior to the occurrence of a PBGC Event, the Trustee's compensation and expenses shall be paid by the Employers. The Trustee is authorized to withdraw such amounts from the Trust Fund if the Employers fail to pay them within 30 days of presentation of a statement of the amounts due. The Trustee may withdraw from all accounts (on a pro-rata basis in the case of the Participant Accounts) an amount sufficient to cover all services and fees and any other amount to which the Trustee is entitled to be paid under this paragraph and Section 3.5, 3.8 and 3.9, including reasonable attorneys' fees incurred and/or anticipated and other costs of administration, if the Employers fail to pay such amounts within 30 days of presentation of a statement of the amounts due. Any such withdrawal shall be charged first to the Administrative Account

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until exhausted, and then to the Participant Accounts, in proportion to the then balances in such Participant Accounts. Any amounts subsequently paid to the Trustee by the Employer on account of such fees, costs and expenses will be allocated back to the accounts, starting with the Participant Accounts.

3.7      Professional Advice

              The Employers specifically acknowledge that the Trustee may find it desirable or expedient to retain legal counsel or other professional advisors, including but not limited to third party recordkeepers, administrators and other third party advisors, to advise it in connection with the exercise of any duty under this Trust Agreement, including, but not limited to, any matter relating to or following a PBGC Event. The Trustee shall be fully protected in acting upon the advice of such legal counsel, recordkeepers or advisors.

3.8      Freedom from Outside Interference: Defense of Action

              (a) The Trustee shall administer this Trust Agreement consistent with its terms, free of judicial intervention and without order, approval, or other action of any court; except to the extent the Trustee determines, in its discretion, that it is necessary or advisable to seek instructions with respect to any matter involving the Trust from a court having jurisdiction over the Trustee or the assets of the Trust. To the extent any person is granted the power or has the authority under this Trust Agreement to approve or compel any act on the part of the Trustee, or to render advice to the Trustee, or to otherwise approve or compel any action or the exercise of any power that affects or will affect any trust held hereunder, the Trustee is directed, to the extent it would not be subject to personal liability or personal exposure (for example, by being held in contempt of court or other sanction by a court having jurisdiction over that Trustee): (i) to accept or recognize any act, approval, instruction, veto, or advice, the effects of any approval, veto or compelled action or the exercise of any power, only if given by or resulting from persons acting of their own free will and not under compulsion of any legal process or like authority; and (ii) to ignore any act, approval, instruction, veto, advice, directive, order, or the like, or the results or effects thereof, of past or present Trustees or any other person where (A) such has been instigated by directive, order, or like decree of any court, administrative body or other tribunal, or where (B) the person attempting to compel the act, or attempting to exercise the authority to render advice, or otherwise attempting to compel any action or exercise any power which affects or will affect this Trust

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                      Agreement, is not a person either appointed or so
                      authorized or the like pursuant to the terms and conditions of this Trust Agreement.

              (b) The Trustee is not obligated to defend actions in which the Trustee is named, but shall notify the Employers or Committee of any such action and may tender defense of the action to the Employers, Committee, Participant or Surviving Spouse whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named, and any expenses incurred by the Trustee shall be paid by the Employers. The Trustee is authorized to pay such amounts from the Trust Fund if the Employers fail to pay them within 30 days of presentation of a statement of the amounts due.

3.9      Indemnifications

              (a) In the event that the Trustee incurs any liability, loss, claim, suit or expense (including attorneys fees) in connection with or arising out of its provision of services under this agreement, or its status as Trustee hereunder, under circumstances where the Trustee cannot obtain or would be precluded by law from obtaining payment or reimbursement of such liability, loss, claim, suit or expense (including attorneys fees) from the Trust Fund, then the Employers (which have the authority to do so under the laws of the state of their incorporation) shall indemnify and hold the Trustee harmless from and against such liability, loss, claim, suit or expense, except to the extent such liability, loss, claim, suit or expense arises directly from a breach by the Trustee of responsibilities specifically allocated to it by the terms of this agreement, or due to the Trustee's (i) gross negligence or willful misconduct with respect to any acts taken in accordance with information, or acts omitted due to absence of information, from the Employers, the Committee, a Participant or any other person designated to act on such person's behalf; or (ii) negligence in matters involving the transfer of funds or the safekeeping of assets. This paragraph shall survive the termination of this agreement.

              (b) In the event that the Trustee is named as a defendant in a lawsuit or proceeding involving the Plan and/or the Trust Fund, the Trustee shall be entitled to receive on a current basis the indemnity payments provided for in this Section, provided, however, that if the final judgment entered in the lawsuit or proceeding holds that the Trustee is guilty of conduct that is not subject to indemnification under Section 3.9(a), with respect to the Trust Fund, the Trustee shall be required to refund the indemnity payments that it has received. Any amount

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                      payable to the Trustee under this Section 3.9 that is not
                      paid by the Employers within 30 days of written demand may be paid from the Trust as provided in Section 3.6 hereof.

              (c) All releases and indemnities provided in this Trust Agreement shall survive the termination of this Trust Agreement.

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                                    ARTICLE 4
                               Trustee's Accounts

4.1      Records

              The Trustee shall maintain accurate records and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such records shall be available at all reasonable times for inspection by the Company, the Committee or the authorized representative of either. The Trustee, with the authorization of the Committee, shall submit to the Committee such valuations, reports or other information as the Committee may reasonably require.

4.2      Annual Accounting, Final Accounting

              (a) Subject to Section 4.2(d) below, within 60 days following the end of each Plan Year and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Committee a written account setting forth a description of all assets purchased and sold, all receipts, disbursements and other transactions effected by it during the Plan Year or, in the case of removal, resignation or termination, since the close of the previous Plan Year, and listing the properties held in the Trust Fund as of the last day of the Plan Year or other period and indicating their values. Such values shall be either cost or market as requested by the Committee in accordance with the Plan.

              (b) The Committee may approve any account so submitted to it either by written notice of approval delivered to the Trustee or by its failure to express written objection to such account delivered to the Trustee within 60 days after the date on which such account was delivered to the Committee.

              (c) The approval by the Committee of an accounting by the Trustee shall be binding as to all matters embraced in such accounting on all parties to this Trust Agreement and on all Participants and Surviving Spouses, to the same extent as if such accounting had been settled by a judgment or decree of a court of competent jurisdiction in which the Trustee, the Committee, the Employers and all persons having or claiming any interest in the Plan or the Trust Fund were made parties.

               (d) Despite the foregoing, nothing contained in this Trust Agreement shall deprive the Trustee of the right to have an accounting judicially settled,

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                      if the Trustee, in the Trustee's sole discretion, desires
                      such a settlement.

4.3      Valuation

              The assets of the Trust Fund shall be valued at their respective fair market values on the date of valuation, as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors, brokerage firms or insurance companies, or any combination of sources and, in the absence of fraud or bad faith, the valuation of the Trust Fund by the Trustee shall be conclusive. Prior to a PBGC Event, the Committee shall instruct the Trustee as to the value of assets for which market values are not readily obtainable by the Trustee. If the Committee fails to provide such values, the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers, life insurance companies or other professionals, the expense of which shall be an expense of administration of the Trust Fund and payable by the Employers. The Trustee may rely upon information from the Employers, the Committee, appraisers or other sources and shall not incur any liability for an inaccurate valuation based in good faith upon such information.

4.4      Delegation of Duties

              The Employers or the Committee, or both, may at any time employ the Trustee as their agent to perform any act, keep any records or accounts and make any computations that are required of the Employers or the Committee by this Trust Agreement and the Plan. The Trustee may be compensated for such employment and such employment shall not be deemed to be contrary to the Trust. Nothing done by the Trustee as such agent shall change or increase its responsibility or liability as Trustee hereunder.

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                                    ARTICLE 5
                        Resignation or Removal of Trustee

5.1      Procedure

              The Trustee may resign as Trustee at any time. If the resignation occurs prior to a PBGC Event, the Trustee shall deliver written notice of its resignation to the Committee. If the resignation occurs after a PBGC Event, the Trustee shall deliver written notice of its resignation to each Participant and Surviving Spouse who has an interest in the Trust Fund. At any time prior to the occurrence of a PBGC Event, the Committee may remove the Trustee by delivery of written notice of removal to the Trustee. Any resignation or removal shall take effect on the date specified in the notice, which date shall not be less than 30 days after the delivery thereof unless an earlier date shall be mutually agreed upon.

5.2      Successor Trustee

              Upon any resignation or removal of the Trustee, the Committee shall promptly appoint a successor Trustee. Should no successor Trustee be appointed by the Committee within 30 days after delivery of notice of resignation or removal, the Trustee may appoint its own successor, or apply to a court of competent jurisdiction for appointment of a successor or for instructions. A successor Trustee must have been appointed for the removal or resignation of the prior Trustee to be effective. Any successor Trustee shall be a bank, trust company, or independent individual unrelated to the Employers and qualified under applicable law to serve in such capacity and must have on the date of appointment combined capital and surplus and undivided profits of at least $1,000,000,000 or total assets of at least $10,000,000,000.

5.3      Settlement of Accounts

              Upon the effective date of such resignation or removal of the Trustee, the former Trustee shall transfer all of the Trust Fund to the successor Trustee, whereupon such successor shall succeed to all of the powers and duties given to the Trustee in this Trust Agreement. The resigning or removed Trustee shall render to the Committee an account in the form and manner and at the time prescribed in Section 4.2, if so required by that Section. The approval of such accounting and discharge of the Trustee shall be as provided in such Section.

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                                    ARTICLE 6
             Revocation, Creditor Claims, Amendment and Termination

6.1      Irrevocability: Creditor Claims

              The Trust is irrevocable, and the Trust Fund shall not be subject to the claims of the general creditors of the Employers. Except as provided in the Plan and this Trust Agreement, no part of the corpus or income of the Trust Fund shall be recoverable by the Employers or used for any purpose other than for the exclusive purpose of providing benefit payments to Participants or their Surviving Spouses and defraying reasonable expenses of administering the Trust in accordance with the provisions of this Trust Agreement.

6.2      Amendment

              This Trust Agreement may be amended from time to time by agreement between the Company and the Trustee, except as that this Agreement shall not be amended by an amendment that would:

              (a) Cause any of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants, Surviving Spouses and the Employers as set forth in the Plan; and

              (b) Be inconsistent with the provisions of the Plan, including the provisions of the Plan regarding termination, amendment or modification of the Plan, provided that the Trustee shall be under no duty to inquire whether the Plan has been amended or terminated, and the Trustee shall be entitled to rely, for all purposes of this Trust, on the terms of the Plan most recently provided to it by the Company in writing.

6.3      Termination

              The Trust shall cease and terminate upon the last of the following to occur:

              (a) The Trust Fund is exhausted and it is not anticipated that additional funds will be forthcoming from the Employers; or

              (b) The claims of each and every Participant and Surviving Spouse for Security Benefits promised under the Plan have been compromised, settled or paid.

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

              If on termination of the Trust and the Plan (and only on such termination), there should be any balance in the Trust Fund after satisfaction of all liabilities with respect to Participants and Surviving Spouses, such balance shall be paid by the Trustee to the Employers, in such amounts and in the manner instructed by the Company, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of termination and until final distribution of the Trust Fund, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

                                    ARTICLE 7
                    Controversies, Legal Actions and Counsel

7.1      Controversy

              If any controversy arises with respect to the Trust, the Trustee may, but is not required to, rely upon and follow the recommendations of the Committee. In the absence of such recommendations, where the Trustee receives conflicting written information from the interested parties as provided herein or after a PBGC Event, the Trustee shall act as it deems advisable, whether by legal proceedings, compromise or otherwise. The Trustee may retain the funds or property involved without liability pending settlement of the controversy. The Trustee shall be under no obligation to take any legal action of whatever nature unless there shall be sufficient property in the Trust to indemnify the Trustee with respect to any expenses or losses to which it maybe subjected.

7.2      Joinder of Parties

              In any action or other judicial proceedings affecting the Trust, it shall be necessary to join as parties the Trustee, the Committee and the Employers. No Participant or other person shall be entitled to any notice or service of process. Any judgment entered in such a proceeding or action shall be binding on all persons claiming under the Trust. Nothing in this Trust Agreement shall be construed as to deprive a Participant of his right to seek adjudication of his rights by administrative process or by a court of competent jurisdiction.

7.3      Employment of Counsel

              The Trustee may consult with legal counsel (who may be counsel for any Employer) and shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of counsel.

                                    ARTICLE 8
                                Claims Procedures

8.1      Presentation of Claim

              Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Trustee a written claim for a determination with respect to the amounts distributable to such Claimant from the Trust. If such a claim relates to the contents of a notice received by the Claimant from the Trustee, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred, unless the Trustee agrees in writing to extend or waive such period. The claim must state with particularity the determination desired by the Claimant.

8.2      Notification of Decision

              The Trustee shall consider a Claimant's claim within 60 days of receipt of that claim, and shall notify the Claimant in writing:

              (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

              (b) that the Trustee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                      (i) the specific reason(s) for the denial of the claim, or any part of it;

                      (ii) the specific reference(s) to pertinent provisions of the Plan or Trust Agreement upon which such denial was based;

                      (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                      (iv) an explanation of the claim review procedure set forth herein.

8.3      Review of a Denied Claim

              Within 60 days after receiving a notice from the Trustee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Trustee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

              (a)     may review pertinent documents;

              (b)     may submit written comments or other documents; and/or

              (c) may request a hearing, which the Trustee, in its sole discretion, may grant.

8.4      Decision on Review

              The Trustee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Trustee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

              (a)     specific reasons for the decision;

              (b) specific reference(s) to the pertinent Plan or Trust Agreement provisions upon which the decision was based; and

              (c)     such other matters as the Trustee deems relevant.

8.5      Legal Action

              A Claimant's compliance with the foregoing provisions of this
Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Trust Agreement.

8.6      Delegation

              The Trustee in its sole discretion may retain third party administrators and professionals to perform the Claims Procedures set forth in this Article 8.

8.7      Committee Action

              Notwithstanding the foregoing provisions of this Article 8, if a Claimant's claim arises from a determination of the Committee as to which the Committee has the sole authority to make the determination, the claims procedures of this Article 8 shall apply substituting the word "Committee" in place of the word "Trustee." In addition, if a Claimant's claim arises prior to the occurrence of a PBGC Event, the claims procedures of this Article 8 shall apply substituting the word "Committee" in the place of the word "Trustee."

                                    ARTICLE 9
                                  Miscellaneous

9.1      Taxes

              Taxes which are assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto shall be payable by the Trust Fund. Participant's Account balances shall be reduced in proportion to the tax paid by the Trust Fund. This payment obligation shall not extend to individual taxes levied or assessed against the individual Participant with respect to the Trust Fund. In accordance with the Plan, Benefits in the Participant's Accounts will be taxed to the Participant upon Vesting. The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Employers, but at the Employers' expense.

9.2      Third Persons

              All persons dealing with the Trustee are released from inquiring into the decisions or authority of the Trustee and from seeing to the application of any moneys, securities or other property paid or delivered to the Trustee.

9.3      Nonassignability; Nonalienation

              None of the benefits, payments, claims or interests hereunder of any Participant or Surviving Spouse shall be subject to any claim of such Participant's or Surviving Spouse's creditors and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any such creditors, nor shall any Participant or Surviving Spouse have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits, payments, claims or interest which he may expect to receive, contingently or otherwise, under the Trust. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise, except as provided under a Qualified Domestic Relations Order, within the meaning of
Section 414(p) of the Code.

9.4      The Plan

              The Trust, the Plan and the RIP Plan are parts of a single, integrated employee benefit plan system and shall be construed together. In the event of any conflict between the terms of this Trust Agreement, and the documents that constitute the Plan and the RIP

Plan, such conflict shall be resolved in favor of this Trust Agreement. In addition, if the Plan or the RIP Plan, or any provision of the Plan or RIP Plan, is determined by any court to be invalid or unenforceable, then for purposes of this Trust Agreement the Trustee may, in its sole discretion, still interpret and apply the Plan or RIP Plan according to its written terms and not according to the court's determination.

9.5      Applicable Law

              This Trust Agreement is established under the laws of Illinois, and the applicable law of this Trust Agreement shall be the laws of Illinois, whose laws shall govern the construction, validity and administration of this Trust Agreement. If any provision of this Trust Agreement shall be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9.6      Notices and Representations

              Whenever a notice or representation is given by the Committee to the Trustee, it shall be in the form required by Section 2.1. Actions by the Company shall be by the Committee or a duly authorized officer(s), with such actions certified to the Trustee by an appropriately certified copy of the action taken. Any notice given to the Trustee by a Participant or Beneficiary shall be in writing. The Trustee shall be protected in acting upon any such notice, resolution, order, certificate or other communication believed by it to be genuine and to have been signed by the proper party or parties.

9.7      Successors and Assigns

              This Trust Agreement shall be binding upon and inure to the benefit of the Employers and the Trustee and their respective successors and assigns.

9.8      Gender and Number

              Words used in the masculine shall apply to the feminine where applicable, and when the context requires, the plural shall be read as the singular and the singular as the plural.

9.9      Headings

              Headings in this Trust Agreement are inserted for convenience of reference only and any conflict between such headings and the text shall be resolved in favor of the text.

9.10     Counterparts

              This Trust Agreement may be executed in an original and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.


              IN WITNESS WHEREOF, the Company and the Trustee have signed this Trust Agreement as of the date first above written.



THE PRIVATEBANK                              HARTMARX CORPORATION



By: /s/ CYNTHIA T. SIKORA                    By: /s/ GLENN R. MORGAN
    ---------------------------------            -------------------------------
                                                   Glenn R. Morgan,
Title: Trust Officer                               Executive Vice President &
       ------------------------------              Chief Financial Officer



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